Dreyfus
Florida Intermediate
Municipal Bond Fund

ANNUAL REPORT
December 31, 2001





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                   Dreyfus Florida Intermediate

                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Florida Intermediate Municipal Bond Fund, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

In 2001, municipal bonds generally posted higher returns than stocks for the second consecutive year. Although one of America's longest periods of economic expansion came to an end, municipal bonds generally benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy. Eleven interest-rate reductions drove short-term rates to their lowest levels in 40 years, helping to boost prices of tax-exempt bonds.

2001 also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With municipal bond yields ending 2001 at historically low levels, a repeat of last year' s performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform relative to its benchmarks?

For the 12-month period ended December 31, 2001, the fund achieved a total return of 4.37% .(1) The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, the fund's benchmarks, achieved total returns of 5.18% and 4.62% , respectively, for the same period.(2) Additionally, the fund is reported in the Lipper Florida Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.49% .(3) The fund' s benchmarks are broad-based measures of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state such as Florida. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to a generally favorable environment for municipal bonds, which was primarily the result of a weakening economy and high levels of demand from investors seeking investment alternatives to a declining stock market. However, the fund's return lagged modestly behind those of its benchmarks and peer group average, primarily because of its conservative security selection strategy during the reporting period.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, the interest from which is exempt from the Florida intangibles personal property tax. The fund is managed in the intermediate maturity range, and its average maturity doesn't

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

exceed 10 years. We also manage the fund for a competitive total return, which includes both current income and changes in share price.

When pursuing these objectives, we first attempt to add value by selecting primarily investment-grade, intermediate-term, tax-exempt bonds from Florida issuers that we believe are most likely to provide the best returns. These bonds comprise the fund's long-term core position. We augment the core position with holdings in bonds that we believe have the potential to provide both current income and capital appreciation.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already begun to weaken. Capital spending by businesses had fallen dramatically, the stock market was in the midst of a persistent decline and consumer confidence was falling as unemployment rose. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by reducing short-term interest rates 11 times during the reporting period. All told, the Fed reduced short-term interest rates by 4.75 percentage points during the reporting period. As interest rates and bond yields fell, municipal bond prices rose, producing attractive levels of capital appreciation.

In addition, municipal bond prices were generally supported by supply-and-demand factors. Demand for high quality, tax-exempt securities surged from investors seeking investment alternatives to a declining stock market.

However, these positive influences were partially offset by the September 11 terrorist attacks. Adverse economic repercussions spread to Florida, where tourism revenues plunged as vacationers canceled their travel plans. In fact, to help offset those losses, the Florida legislature recently rescinded its earlier decision to increase the exemption amount for the state's intangibles tax.

In this environment of heightened market volatility and accelerating economic deterioration, we had adopted a more conservative posture even before September
11. We maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at a point that was slightly shorter than the peer group average. While the fund's holdings of bonds nearing their redemption dates also helped mute market volatility, they limited the fund's ability to fully capture the benefits of rising bond prices as interest rates declined.

On the other hand, the fund benefited from our holdings of bonds in the 13- to 16-year maturity range, which is where performance was strongest in the intermediate-term maturity range. The fund also avoided potential losses by maintaining no exposure to airline bonds, which were negatively affected in the aftermath of September 11.

What is the fund's current strategy?

Because the economic environment remains uncertain, we intend to continue to manage the fund conservatively, with an eye toward maintaining its income stream. We have intensified our focus on credit quality, generally limiting new purchases to bonds with high credit ratings.

We have also attempted to protect the fund from volatility at the long end of the maturity spectrum. Accordingly, we have continued to emphasize income-oriented bonds in the 13- to 16-year maturity range. In addition, we have reduced our holdings of bonds that are likely to be redeemed soon by their issuers. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-FLORIDA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Florida
Intermediate Municipal Bond Fund with the Lehman Brothers 10-Year Municipal Bond
Index and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         1/21/92            4.37%              4.38%             5.56%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND ON 1/21/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 1/31/92 IS USED AS THE BEGINNING VALUE ON 1/21/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN 7-YEAR INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE LEHMAN 7-YEAR INDEX'S WEIGHTED AVERAGE MATURITY ORIENTATION. PERFORMANCE FOR THE LEHMAN 10-YEAR INDEX WILL NOT BE PROVIDED IN THE NEXT ANNUAL REPORT.

THE FUND INVESTS PRIMARILY IN FLORIDA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN 7-YEAR INDEX AND THE LEHMAN 10-YEAR INDEX ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN FLORIDA MUNICIPAL OBLIGATIONS AND DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN 7-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN 10-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE LEHMAN 10-YEAR INDEX, CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2001

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.8%                                                        Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

FLORIDA--90.2%

Alachua County Health Facilities Authority,

  Health Facilities Revenue

  (Shands Teaching Hospital)

   5.20%, 12/1/2007 (Insured; MBIA)                                                           1,700,000                1,808,137

Bay County, Refunding:

   PCR (International Paper Co.) 5.10%, 9/1/2012                                              2,500,000                2,494,125

   RRR 6.10%, 7/1/2002 (Insured; MBIA)                                                        2,095,000                2,142,661

Boynton Beach, Utility Systems Revenue
   5.375%, 11/1/2008 (Insured; FGIC)                                                          1,000,000                1,069,350

Brevard County Health Facilities Authority, Revenue:

   (Holmes Regional Medical Center Project)
      5.30%, 10/1/2007 (Insured; MBIA)                                                        3,000,000                3,195,210

   (Wuesthoff Memorial Hospital) 6.90%, 4/1/2002                                                970,000                  982,765

Brevard County Housing Finance Authority, MFHR

   (Windover Oaks) 6.90%, 2/1/2027                                                            2,000,000                2,151,960

Broward County:

  Airport System Revenue:

      5.25%, 10/1/2011 (Insured; AMBAC)                                                       1,000,000                1,027,240

      5.375%, 10/1/2013 (Insured; MBIA)                                                       8,100,000                8,246,367

   RRR 7.859%, 12/1/2006                                                                      5,000,000  (a,b)         5,356,400

Broward County School Board, COP:

   6.10%, 7/1/2002 (Insured; AMBAC)                                                           2,000,000                2,044,520

   5.50%, 7/1/2014 (Insured; FSA)                                                             4,715,000                4,986,725

Broward County School District:

   5.30%, 2/15/2004                                                                           5,000,000                5,232,550

   6%, 2/15/2004                                                                              3,000,000                3,071,130

Celebration Community Development District,
   Special Assessment 5.60%, 5/1/2004 (Insured; MBIA)                                         1,300,000                1,350,024

Charlotte County, Utility Revenue
   5.40%, 10/1/2008 (Insured; FGIC)                                                           1,210,000                1,294,543

Clay County Housing Finance Authority, Revenue

   (Multi-County Program) 4.85%, 10/1/2011
   (Collateralized: FNMA,GNMA)                                                                1,545,000                1,557,854

Collier County, Capital Improvement Revenue:

   5.75%, 10/1/2006 (Insured; MBIA)                                                           1,985,000                2,130,838

   5.85%, 10/1/2007 (Insured; MBIA)                                                           2,105,000                2,297,144

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Dade County:

  Aviation Revenue:

      6%, 10/1/2003 (Insured; MBIA)                                                           2,000,000                2,083,260

      6.15%, 10/1/2004 (Insured; MBIA)                                                        2,000,000                2,076,860

      (Miami International Airport):

         5%, 10/1/2005 (Insured; FSA)                                                         1,075,000                1,117,527

         5.75%, 10/1/2005 (Insured; FSA)                                                      2,000,000                2,131,020

         5.375%, 10/1/2010 (Insured; FSA)                                                     1,000,000                1,035,010

   Public Facilities Revenue

      (Jackson Memorial Hospital)
      5.20%, 6/1/2004 (Insured; MBIA)                                                         2,035,000                2,136,343

   Special Obligation Revenue:

      (Solid Waste System) 6%, 10/1/2006 (Insured; AMBAC)                                     2,565,000                2,820,243

      Zero Coupon, 10/1/2010 (Insured; AMBAC)                                                 6,825,000                4,487,028

   Water and Sewer Systems Revenue
      6.25%, 10/1/2011 (Insured; FGIC)                                                        2,115,000                2,403,803

Daytona Beach, Water and Sewer Revenue

   5.75%, 11/15/2008 (Insured; AMBAC)                                                         2,270,000                2,383,568

Deerfield Beach, Water and Sewer Improvement Revenue

   6.125%, 10/1/2003 (Insured; FGIC)                                                          1,180,000                1,229,690

Delray Beach, Water and Sewer Revenue

   5.25%, 10/1/2009 (Insured; AMBAC)                                                          2,500,000                2,663,450

Duval County School District

   6.25%, 8/1/2005 (Insured; AMBAC)                                                           2,400,000                2,505,840

First Florida Governmental Financing Commission, Revenue

   6%, 7/1/2003 (Insured; MBIA)                                                               2,020,000                2,096,114

Florida Board of Education:

  Capital Outlay (Public Education):

      5.50%, 6/1/2010                                                                         5,725,000                6,032,662

      5.25%, 6/1/2013                                                                         2,000,000                2,066,240

   Lottery Revenue:

      5%, 7/1/2011 (Insured; FGIC)                                                            2,000,000                2,075,720

      5.25%, 7/1/2016 (Insured; FGIC)                                                         1,500,000                1,529,790

Florida Department of Environmental Protection, Revenue

   5.75%, 7/1/2009 (Insured; FGIC)                                                            5,000,000                5,479,050

Florida Municipal Power Agency, Revenue

  (All-Requirements Power Supply Project)

   5.90%, 10/1/2002 (Insured; AMBAC)                                                          1,000,000                1,031,740

Florida Ports Finance Commission, Revenue

   (Transportation Trust Fund--Intermodal Program)
   5.50%, 10/1/2016                                                                           1,745,000                1,771,821



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Fort Myers, Improvement Revenue

   (Special Assessment--Geo Area 24)
   7.05%, 7/1/2005 (Prerefunded 7/1/2003)                                                       905,000  (c)             961,707

Greater Orlando Aviation Authority,
   Orlando Airport Facilities Revenue

   6.10%, 10/1/2002 (Insured; FGIC)                                                           2,000,000                2,064,740

Halifax Hospital Medical Center, HR

   5%, 10/1/2010 (Insured; MBIA)                                                              1,750,000                1,814,365

Hernando County School District:

   6.10%, 8/1/2003 (Insured; MBIA)                                                            2,000,000                2,081,980

   5.50%, 9/1/2004 (Insured; MBIA)                                                            1,580,000                1,683,996

Hialeah Gardens, IDR (Waterford Convalescent)

   7.875%, 12/1/2007                                                                            710,000                  732,315

Hillsborough County, Utility Revenue:

   Zero Coupon, 8/1/2006 (Insured; MBIA)                                                      5,000,000                4,196,300

   5.50%, 8/1/2011 (Insured; AMBAC)                                                           2,000,000                2,155,200

   5.50%, 8/1/2014 (Insured; AMBAC)                                                           3,205,000                3,433,420

Hillsborough County Hospital Authority, HR

   (Tampa General Hospital Project)
   6.125%, 10/1/2002 (Insured; FSA)                                                           3,350,000                3,459,780

Hillsborough County School Board, COP

   5%, 7/1/2016 (Insured; MBIA)                                                               2,625,000                2,620,984

Indian Trace Community Development District

   (Water Management-Special Benefit)
   5.375%, 5/1/2005 (Insured; MBIA)                                                           2,265,000                2,413,199

Jacksonville, Revenue:

   Excise Taxes 6.50%, 10/1/2008 (Insured; AMBAC)                                             1,000,000                1,053,040

   Sales Tax:

      5.50%, 10/1/2014 (Insured; AMBAC)                                                       1,500,000                1,583,865

      5.50%, 10/1/2015 (Insured; AMBAC)                                                       1,500,000                1,571,940

      (River City Renaissance Project)

         5.125%, 10/1/2018 (Insured; FGIC)                                                    2,500,000                2,506,650

Jacksonville Electric Authority,

   Electric System Revenue 5.40%, 10/1/2004                                                   2,250,000                2,313,180

Lake County, Resource Recovery
   Industrial Development Revenue

   (NRG/Recovery Group) 5.85%, 10/1/2009                                                      2,000,000                2,002,660

Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)                                                  1,000,000                1,087,850

Lakeland, Electric and Water Revenue

   5.90%, 10/1/2007                                                                           2,385,000                2,623,262

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Lee County, Transportation Facilities Revenue

   5.50%, 10/1/2015 (Insured; AMBAC)                                                          2,500,000                2,619,900

Martin County, Utility System Revenue:

   5.50%, 10/1/2011 (Insured; FGIC)                                                           1,000,000                1,082,090

   5.50%, 10/1/2012 (Insured; FGIC)                                                           1,065,000                1,148,304

   5.50%, 10/1/2013 (Insured; FGIC)                                                           1,485,000                1,599,568

Miami 5.80%, 12/1/2005 (Insured; FGIC)                                                        1,340,000                1,462,463

Miami Beach Health Facilities Authority, HR

   (Mount Sinai Medical Center)
   5.70%, 11/15/2003
   (Insured; FSA, Prerefunded 11/15/2002)                                                     1,500,000  (c)           1,581,060

Miami-Dade County School Board, COP

   5.25%, 8/1/2008 (Insured; AMBAC)                                                           2,500,000                2,656,025

Miami-Dade County School District

   5.375%, 8/1/2013 (Insured; FSA)                                                            2,000,000                2,123,680

Nassau County, PCR (ITT Rayonier, Inc. )

   5.90%, 7/1/2005                                                                              860,000                  901,125

Nothern Palm Beach County Improvement District

  (Water Control & Improvement Unit Development)

   5.75%, 8/1/2014                                                                            1,145,000                1,142,401

Ocean Highway and Port Authority, Revenue

   6.25%, 12/1/2002 (LOC; ABN Amro Bank)                                                      3,500,000                3,614,240

Orange County, Tourist Development Tax Revenue:

   5%, 10/1/2015 (Insured; AMBAC)                                                             1,010,000                1,015,404

   5.50%, 10/1/2011 (Insured; AMBAC)                                                          3,030,000                3,235,979

Orange County Health Facilities Authority, HR

  (Orlando Regional Healthcare)

   6.25%, 10/1/2011 (Insured; MBIA, Escrowed to Maturity)                                     1,770,000                2,018,597

Orange County School Board, COP

   5%, 8/1/2024 (Insured; MBIA)                                                               1,500,000                1,451,625

Orlando Utilities Commission, Water and Electric Revenue:

   5.75%, 10/1/2005                                                                           2,000,000                2,171,760

   5.80%, 10/1/2006                                                                           5,930,000                6,491,037

   5.80%, 10/1/2007                                                                           1,175,000                1,288,987

Osceola County, Revenue,

  Transportation (Osceola Parkway Project)

   5.90%, 4/1/2007 (Insured; MBIA)                                                            1,300,000                1,338,753

Osceola County Industrial Development Authority, Revenue

   (Community Provider Pooled Loan Program) 8%, 7/1/2004                                      1,930,000                1,971,592


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Palm Beach County:

   Criminal Justice Facilities Revenue
      5.375%, 6/1/2010 (Insured; FGIC)                                                        1,825,000                1,957,459

   (Land Acquisition Program) 5.375%, 6/1/2014                                                1,000,000                1,045,810

   Public Improvement Revenue

      (Convention Center Project) 5.50%, 11/1/2013                                            1,785,000                1,899,900

Palm Beach County School Board, COP
   6%, 8/1/2016 (Insured; FGIC)                                                               4,000,000                4,495,440

Palm Beach County Solid Waste Authority, Revenue

   5.50%, 10/1/2006 (Insured; AMBAC)                                                          3,000,000                3,235,110

Polk County, Capital Improvement Revenue

   6%, 12/1/2002 (Insured; MBIA)                                                              1,900,000                1,974,822

Polk County Industrial Development Authority, IDR

   (Cargill Fertilizer, Inc.) 5.50%, 11/1/2009                                                2,000,000                2,068,340

Reedy Creek Improvement District
   5.25%, 6/1/2012 (Insured; MBIA)                                                            1,485,000                1,536,797

Sarasota County 6.25%, 10/1/2004 (Insured; FGIC)                                              1,505,000                1,542,023

Seminole County School District 6%, 8/1/2003 (Insured; MBIA)                                  2,500,000                2,601,150

Sunrise, Revenue:

   Public Facilities 6.20%, 10/1/2004 (Insured; MBIA)                                         2,000,000                2,100,860

   Utility System 5.20%, 10/1/2005 (Insured; AMBAC)                                           1,395,000                1,465,615

Tallahassee, Health Facilities Revenue

  (Tallahassee Memorial Regional Medical Center)

   5.50%, 12/1/2002 (Insured; MBIA)                                                           1,000,000                1,034,290

Tampa, Revenue:

  (Alleghany Health Systems--Saint Mary's)

      5.75%, 12/1/2007 (Insured; MBIA)                                                        2,750,000                2,893,908

   Cigarette Tax Allocation (H Lee Moffitt Cancer)

      5%, 3/1/2008 (Insured; AMBAC)                                                           2,000,000                2,100,760

   Water and Sewer 6.30%, 10/1/2006                                                           1,590,000                1,655,079

Tampa Bay, Water Utility Systems Revenue:

   5.125%, 10/1/2010 (Insured; FGIC).                                                         3,095,000                3,256,373

   5.125%, 10/1/2015 (Insured; FGIC).                                                         3,205,000                3,252,146

Volusia County Educational Facility Authority, Revenue

  (Embry-Riddle Aeronautical University):

      5.875%, 10/15/2002 (Insured; College Construction
         Loan Insurance Association)                                                          1,145,000                1,182,625

      6.10%, 10/15/2003 (Insured; College Construction
         Loan Insurance Association)                                                          1,000,000                1,048,140

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Volusia County Special Assessment
   (Bethune Beach Wastewater Project)
   6.875%, 7/1/2005                                                                             620,000                  656,661

U.S. RELATED--5.6%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013                                                                            1,000,000                1,057,450

   5.75%, 7/1/2014                                                                            3,000,000                3,155,310

Puerto Rico Commonwealth

   5.50%, 7/1/2013 (Insured; FGIC)                                                            2,000,000                2,177,100

Puerto Rico Commonwealth Highway
   and Transportation Authority:
      Highway Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         2,500,000                2,721,375

      Transportation Revenue 5.25%, 7/1/2012 (Insured; MBIA)                                  2,440,000                2,569,585

Virgin Islands Public Finance Authority, Revenue:

   5.625%, 10/1/2010                                                                          2,000,000                2,118,800

   5.875%, 10/1/2018                                                                            500,000                  491,585

Virgin Islands Water and Power Authority,
   Water Systems Revenue 7.20%, 1/1/2002                                                        100,000                  100,000

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $236,578,992)                                                                                               244,265,858
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.7%
------------------------------------------------------------------------------------------------------------------------------------

Jacksonville Electric Authority

  Electric System Revenue, VRDN:

      Series A, 1.80%                                                                         4,000,000  (d)           4,000,000

      Series B, 1.80%                                                                         1,500,000  (d)           1,500,000

Saint Lucie County, PCR, VRDN

   (Florida Power & Light Co.) 1.75%.                                                         1,500,000  (d)           1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $7,000,000)                                                                                                   7,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $243,578,992)                                                             98.5%              251,265,858

CASH AND RECEIVABLES (NET)                                                                         1.5%                3,847,927

NET ASSETS                                                                                       100.0%              255,113,785


Summary of Abbreviations

AMBAC            American Municipal Bond

                       Assurance Corporation

COP              Certificate of Participation

FGIC             Financial Guaranty Insurance Company

FNMA             Federal National Mortgage Association

FSA              Financial Security Assurance

GNMA             Government National Mortgage

                       Association

HR               Hospital Revenue

IDR              Industrial Development Revenue

LOC              Letter of Credit

MBIA             Municipal Bond Investors Assurance

                       Insurance Corporation

MFHR             Multi-Family Housing Revenue

PCR              Pollution Control Revenue

RRR              Resources Recovery Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              72.9

AA                               Aa                              AA                                               15.6

A                                A                               A                                                 1.2

BBB                              Baa                             BBB                                               3.4

F-1,F-1+                         VMIG1,MIG1,P1                   SP1,A1                                            2.8

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     4.1

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001, THIS
     SECURITY AMOUNTED TO $5,356,400 ON 2.1% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           243,578,992   251,265,858

Cash                                                                    341,087

Interest receivable                                                   3,747,862

Prepaid expenses                                                          7,346

                                                                    255,362,153
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           157,361

Accrued expenses                                                         91,007

                                                                        248,368
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      255,113,785
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     247,428,980

Accumulated net realized gain (loss) on investments                      (2,061)

Accumulated net unrealized appreciation
   (depreciation) on investments                                      7,686,866
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      255,113,785
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     19,401,905

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.15

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,135,757

EXPENSES:

Management fee--Note 3(a)                                            1,552,109

Shareholder servicing costs--Note 3(b)                                 295,316

Trustees' fees and expenses--Note 3(c)                                  41,958

Professional fees                                                       37,893

Custodian fees                                                          29,579

Prospectus and shareholders' reports                                    15,966

Registration fees                                                        9,339

Loan commitment fees--Note 2                                             3,903

Miscellaneous                                                           23,195

TOTAL EXPENSES                                                       2,009,258

INVESTMENT INCOME--NET                                              11,126,499
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,653,065

Net unrealized appreciation (depreciation) on investments           (1,615,429)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  37,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,164,135

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,126,499          12,094,902

Net realized gain (loss) on investments         1,653,065             147,646

Net unrealized appreciation (depreciation)
   on investments                              (1,615,429)          6,834,393

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,164,135          19,076,941
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (11,190,042)        (12,031,358)

Net realized gain on investments               (1,051,912)                  --

TOTAL DIVIDENDS                               (12,241,954)        (12,031,358)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  25,306,749          17,834,460

Dividends reinvested                            8,309,325           7,944,763

Cost of shares redeemed                       (38,598,883)        (58,812,818)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (4,982,809)        (33,033,595)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,060,628)        (25,988,012)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           261,174,413         287,162,425

END OF PERIOD                                 255,113,785         261,174,413

Undistributed investment income--net                   --              63,544
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,904,403           1,378,959

Shares issued for dividends reinvested            624,654             615,541

Shares redeemed                                (2,899,598)         (4,572,301)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (370,541)         (2,577,801)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended December 31,
                                                              ----------------------------------------------------------------------

                                                                 2001(a)         2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.21           12.85          13.59          13.64         13.45

Investment Operations:

Investment income--net                                            .58(b)          .59            .59            .60           .60

Net realized and unrealized
   gain (loss) on investments                                    (.01)            .36           (.74)           .06           .23

Total from Investment Operations                                  .57             .95           (.15)           .66           .83

Distributions:

Dividends from investment income--net                            (.58)           (.59)          (.59)          (.60)         (.60)

Dividends from net realized gain
   on investments                                                (.05)             --            .00(c)        (.11)         (.04)

Total Distributions                                              (.63)           (.59)          (.59)          (.71)         (.64)

Net asset value, end of period                                  13.15           13.21          12.85          13.59         13.64
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.37            7.58          (1.16)          4.98          6.35
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .78             .81            .81            .81           .80

Ratio of net investment income
   to average net assets                                         4.33            4.59           4.42           4.41          4.43

Portfolio Turnover Rate                                         22.97           11.45          10.61          32.49         19.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         255,114         261,174        287,162        329,089       351,964

(A)  AS REQUIRED EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THERE WAS NO EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     DECEMBER 31, 2001 AND THE RATIOS WERE NOT AFFECTED BY THIS CHANGE. PER
     SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the
" Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $2,064 and unrealized appreciation $7,686,866. In addition, the portfolio had $338 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $1,893 and $0, long-term capital gains $1,050,019 and $0 and tax exempt income $11,190,042 and $12,031,358.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the fund' s Shareholder Service Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2001, the fund was charged of $141,329 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $105,752 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended December 31, 2001, redemption fees charged and retained by the fund amounted to $1,837.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $58,503,314 and $68,827,284, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2001, accumulated net unrealized appreciation on investments was $7,686,866, consisting of $8,060,769 gross unrealized appreciation and $373,903 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to January 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund based on securities held by the fund on December 31, 2000.

The effect of this change for the year ended December 31, 2001 had no impact on total net assets of the fund. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Florida Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Intermediate Municipal Bond Fund, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two periods in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Intermediate Municipal Bond Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
February 4, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.0548 per share as a long-term capital gain distribution of the $.0549 per share paid on December 7, 2001. In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended December 31, 2001 as "exempt-interest dividends" (not subject to regular Federal income tax and, for residents of Florida, not subject to taxation by Florida).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                   No. of Portfolios
Name (age)                Principal Occupation                           Other Directorships                       for which Board
Position, (held since)    During Past 5 Years                            And Affiliations                          Member Serves

Joseph S. DiMartino (58)  o Chairman of the Board of various             o Muscular Dystrophy Association                 190
Chairman of the Board     funds in the Dreyfus Family of Funds           o Plan Vista Corporation (formerly
(1995)                                                                   HealthPlan Services Corporation),
                                                                         a provider of marketing, administrative
                                                                         and risk management services to health
                                                                         and other benefit programs
                                                                         o Carlyle Industries, Inc., button
                                                                         packager and distributor
                                                                         o Century Business Services,Inc., provider
                                                                         of various outsourcing functions for small
                                                                         and medium size companies
                                                                         o The Newark Group, privately held company
                                                                         providing a national network of paper recovery
                                                                         facilities, paperboard mills and paperboard
                                                                         converting plants
                                                                         o QuikCAT.com, Inc., private company engaged
                                                                         in the development of high speed movement,
                                                                         routing, storage and encryption of data
                                                                         across all modes of data transport

Gordon J. Davis (60)      o Senior Partner with the law firm of          o Consolidated Edison, a utility company          30
Board Member (1991)       LeBoeuf, Lamb, Greene & MacRae                 o Phoenix Home Life Insurance Company
                                                                         o Also a Director/Trustee for various
                                                                         not-for-profit fund group

David P. Feldman (62)     o AT&T Investment Management                   o 59 Wall Street Mutual Funds Group               54
Board Member (1993)       Corporation, Chairman and Chief                (11 Funds)
                          Executive Officer (Retired May 1997)           o The Jeffrey Company, a private
                                                                         investment company

Lynn Martin (62)          o Professor, J.L. Kellogg Graduate             o Harcourt General, Inc., a publishing and        15
Board Member (1994)       School of Management, Northwestern             information provider company
                          University                                     o SBC Communications, Inc.
                          o Advisor to the international                 o Ryder System, Inc., a supply chain and
                          accounting  firm of Deloitte                   transportation management company
                          & Touche, LLP and chairto                      o The Proctor & Gamble Co., consumer
                          its Council for the Advancement                company
                          of Women                                       o TRW, Inc., an aerospace and automotive
                                                                         equipment company

Daniel Rose (72)          o Chairman and Chief Executive Officer of      o Baltic-American Enterprise Fund, received       31
Board Member (1992)       Rose Associates Inc., a New York based         a Presidential appointment to serve as
                          real estate development and                    Director of the Fund, which will make equity
                          management firm                                investments and loans, and provide technical
                                                                         business assistance to new business concerns
                                                                         in the Baltic states
                                                                         o Chairman of the Housing Committee of the
                                                                         Real Estate Board of New York, Inc.

Philip L. Toia (68)       o Vice Chairman, Administration and                                                              15
Board Member (1997)       Operations of the Dreyfus Corporation a
                          subsidiary of Mellon Bank
                          (Retired January 1997)

Sander Vanocur (74)       o President of Old Owl Communications,                                                           31
Board Member (1992)       a full-service communications firm

Anne Wexler (71)          o Chairman of the Wexler Group,                o Wilshire Mutual Funds (5 Funds)                 28
Board Member (1994)       consultants specializing in government         o Comcast Corporation, a telecommunications
                          relations and public affairs                    company
                                                                         o The New England Electric System
                                                                         o Member of the Council of Foreign Relations
                                                                          and National Park Foundation

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Eugene McCarthy, Emeritus Board Member
Rex Wilder, Emeritus Board Member


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 30 investment companies (comprising 59 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                        For More Information

                        Dreyfus Florida Intermediate Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  740AR1201